Pacific Select Fund NSAR 06-30-07
Exhibit 77O


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PACIFIC SELECT FUND - Equity Index Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

																Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer     	Celgene		Genworth	Navteq		N/A
(2)	Description of 		Common Stock	Common Stock	Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	11/06/06	9/21/05		5/4/05		N/A
(4)	Unit Price		$51.60		$29.50		$37.50		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$1,032,000,000	$2,360,000,000	$1,125,000,000	N/A
(8)	Underwriting Spread	$1.26		$0.767		$1.05		N/A
(9)	Names of Underwriters	JP Morgan,	Banc of America	Merrill Lynch
				Merrill Lynch	Securities LLc,	& Co.
				& Co.		JP Morgan,	Deutsche Bank
						Merrill		Securities,
						Lynch & Co.	Lehman Brothers,
								UBS Investment
								Bank
(10)	Years of Continuous
	Operation		5 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$3,096,000	N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.3%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.62%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	1.65%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.13%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		JP Morgan	N/A		N/A		N/A

(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Co-Manager	N/A		N/A		N/A


PACIFIC SELECT FUND - Equity Index Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/06

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 	March 5, 2007			Signed:	/s/Debbie Jelilian
					Name:	Debbie Jelilian										Title:  Director





PACIFIC SELECT FUND - Real Estate Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          AMB Property	Douglas Emmett	Cedar Shopping 	N/A
				Corporation			Centers, Inc.
(2)	Description of
	Security (name,
	coupon, maturity,
	subordination, common
	stock, etc.)		Common Stock	Common Stock	Common Stock	N/A

(3)	Date of Purchase	02/28/07	10/23/07	12/14/07	N/A
(4)	Unit Price		$58.78		$21.00		$16.00		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$470,240,000	$1,386,000,000	$120,000,000	N/A
(8)	Underwriting Spread	$2.35		$1.07		$0.80		N/A
				4.00%		5.14%		5.00%
(9)	Names of Underwriters 	Banc of 	Lehman 		Citigroup, 	N/A
	(prospectus may be 	America		Brothers,	Banc of America
	attached)		Securities LLC	Merrill Lynch	Securities LLC
				JP Morgan,	Citigroup
				Morgan Stanley
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$6,815,541	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			1.449%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	11.114%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	12.563%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.529%		N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		JP Morgan	N/A		N/A 		N/A

(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Yes		N/A		N/A		N/A


PACIFIC SELECT FUND - Real Estate Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 3/31/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 03/14/2007			Signed:	/s/: THEODORE BIGMAN
					Name:	Theodore Bigman
 					Title:  Fund Manager



PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Fortress	ACA Capital	KBW, Inc.	N/A
				Investment	Holdings, Inc.
				Group LLC
(2)	Description of
	Security (name, coupon,
	maturity,
	subordination, common
	stock, etc.)		Common Stock	Common Stock	Common Stock	N/A
(3)	Date of Purchase	02/08/07	11/09/06	11/08/06	N/A
(4)	Unit Price		$18.50		$13.00		$21.00		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$634,291,000	$89,681,033	$142,800,000	N/A
(8)	Underwriting Spread	$1.11		$0.91		$1.47		N/A
				6.00%		7.00%		7.00%
(9)	Names of Underwriters 	Goldman, Sachs  Credit Suisse,	Keefe, Bruyette	N/A
	(prospectus may be 	& Co.,		JP Morgan,	& Woods,
	attached)		Lehman Brothers	Bear, Stearns	Merrill Lynch
						& Co., Inc.	& Co.,
								Banc of America
								Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$890,646	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.140%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	2.050%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	2.190%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.078%		N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Lehman 		N/A		N/A	 	N/A
				Brothers Inc.
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Yes		N/A		N/A		N/A


PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 1-3 Procedures.


Date: 04/26/07			Signed:	/s/: DENNIS LYNCH
				Name:	Dennis Lynch
				Title:  Fund Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Goldman Sachs	Wal-Mart 	Goldman Sachs	N/A
				Group Inc.	Stores Inc.	Group Inc.
(2)	Description of 		GS 5.625%	WMT 5.375%	GS 5.75% 	N/A
	Security (name,		January 15,	April 5, 2017	October 1, 2016
	coupon, maturity,	2017
	subordination, common
	stock, etc.)
(3)	Date of Purchase	01/03/07	03/29/07	09/14/06	N/A
(4)	Unit Price		$99.93		$99.63		$99.658		N/A
(5)	Current Yield		5.642%		5.368%		5.642%		N/A
(6)	Yield to Maturity	5.665%		5.368%		5.652%		N/A
(7)	Principal Amount of
	Total Offering		$2,248,447,500	$996,260,000	$1,494,870,000	N/A
(8)	Underwriting Spread	$0.45		$0.45		$0.45		N/A

(9)	Names of Underwriters 	Blaylock &	Deutsche Bank	Goldman, Sachs 	N/A
	(prospectus may be 	Company Inc.	Securities	& Co.
	attached)	 	BNY Capital	JP Morgan
				Markets, Inc.	Lehman Brothers
				Commerzbank	Credit Suisse
				Corporates &	Citigroup
				Markets		Goldman Sachs
				FTN Financial	& Co
				Securities 	UBS Investment
				Corp.		Bank, Banc of
				HVB Capital	America Securities,
				Markets, 	LLC, Guzman &
				Mellon 		Company,
				Financial	Mitsubishi UFJ
				Markets, LLC,	Securities,
				Sun Trust	Siebert Capital
				Robinson	Markets,
				Humphrey, The	Standard Chartered
				Williams 	Bank, Wachovia
				Capital Group,	Securities,
				LP, BNP 	CastleOak Securities,
				Parabas,	Dresdner Kleinwort,
				Citigroup	HSBC
				Daiwa 		Mizhuo Securities
				Securities 	USA, Inc.
				SMBC Europe,	Santander Investment
				HSBC,		TD Securities
				JP Morgan,
				Morgan Keegan &
				Company,
				Wells Fargo
				Securities


(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,164,196	$1,808,212	N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.11%		0.33%		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	2.82%		3.32%		N/A		N/A
(14)	Sum of (12) and (13)	2.93%		3.65%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	1.36%		7.50%		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Goldman Sachs	Lehman Brothers	Goldman Sachs 	N/A
				& Co.		Inc.		& Co.
(17)	Is Portfolio Manager a 	Co-Manager	Manager		Co-Manager	N/A
	Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: April 30, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Canadian 	ABX Financing	ITC Holdings	N/A
				Natural		Company		Corp.
				Resources
(2)	Description of Security CNQCN 6.25%	ABXFC 6.35%	ITC 6.375%	N/A
	(name, coupon, 		March 15, 2038	October 15,2036	September 30,
	maturity,		Cusip: 136285AL	144A		2036, 144A
	subordination, common
	stock, etc.)
(3)	Date of Purchase	3/12/07		10/04/06	10/04/06	N/A
(4)	Unit Price		$99.32		$99.31		$99.91		N/A
(5)	Current Yield		6.031%		6.482%		6.394%		N/A
(6)	Yield to Maturity	5.978%		6.506%		6.399%		N/A
(7)	Principal Amount of
	Total Offering		$1,092,553,000	$595,860,000	$254,770,500	N/A
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	Citigroup, 	UBS Investment	Credit Suisse,	N/A
	(prospectus may be 	JPMorgan,	Bank, Morgan	Lehman Brother
	attached)	 	Banc of America	Stanley
				Securities,
				LLC, Banc One
				Capital Markets,
				BMO Nesbitt,
				Burns/Harris,
				BNP Paribas,
				RBC Capital
				Markets,
				Scotia Capital,
				Wachovia Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$764,787	$1,186,755	$539,514	N/A
(12)	% of Offering Purchased
	by Fund			0.14%		0.14%		0.06%		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.21%		1.82%		0.94%		N/A
(14)	Sum of (12) and (13)	1.35%		1.96%		1.00%		N/A
(15)	% of Fund Assets
	Applied to Purchase	2.27%		10.14%		8.03%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Citigroup	SBC Warburg	First Boston 	N/A
				Global		Inc. New York	Brokerage
				Markets
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Manager		Co-Manager	Co-Manager	N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: April 30, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager





PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          XL Capital Ltd	Wells Fargo	American 	N/A
						Capital X	Express Company
(2)	Description of 		XL 6.50%	WFC 5.95%	AXP 6.80%	N/A
	Security 		December 31,	December 15,	September 1,
	(name, coupon, 		2049		2036		2066
	maturity, subordination,Cusip: 98372PAJ
	common stock, etc.)
(3)	Date of Purchase	3/12/07		11/27/06	7/27/06		N/A
(4)	Unit Price		$99.60		$99.46		$99.71		N/A
(5)	Current Yield		6.617%		5.034%		6.875%		N/A
(6)	Yield to Maturity	7.280%		6.034%		6.994%		N/A
(7)	Principal Amount of 	$995,960,000	745,927,500	747,795,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.00		$1.00		$1.00		N/A
(9)	Names of Underwriters 	Citigroup,	JP Morgan,	Citigroup,	N/A
	(prospectus may be 	JP Morgan	Goldman, Sachs	Goldman, Sachs
	attached)		Merrill Lynch	& Co.		& Co.,
				& Co., ABN			JP Morgan, Credit
				Amro, Barclays			Suisse, Deutsche
				Capital, 			Bank, Wachovia
				Deutsche Bank			Securities
				Securities Inc.,
				Goldman, Sachs
				& Co, RBS
				Greenwich Capital
				Wachovia Securities
				Inc., Bank of
				New York, Calyon
				New York, HSBC
				Securities, ING
				Belgium SA/NV,
				Keybank NA
				Lazard Capital
				Markets, LLC,
				Lloyds Bank,
				PLC/United States
(10)	Years of Continuous	3+		N/A		N/A		N/A
	Operation
(11)	Dollar Amount of 	$2,594,476	$949,814	$15768,504	N/A
	Purchase
(12)	% of Offering 		0.48%		0.10%		0.13%		N/A
	Purchased by Fund
(13)	% of Offering		4.13%		2.24%		2.52%		N/A
	Purchased by
	Associated Accounts
(14)	Sum of (12) and (13)	4.61%		2.34%		2.65%		N/A
(15)	% of Fund Assets 	7.00%		4.76%		2.11%		N/A
	Applied to Purchase	Citigroup	Goldman Sachs	Citigroup	N/A
(16)	Name(s) of 		Global		& Co.		Global
	Underwriter(s) 		Markets				Markets
	or Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager 	Manager		Manager		Co-Manager	N/A
	a Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: April 30, 2007			Signed:	/s/: MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Wal-Mart 	Goldman Sachs	Goldman Sachs	N/A
				Stores Inc.	Group Inc.	Group Inc.
(2)	Description of 		WMT 5.375%	GS 5.625%	GS 5.75%
	Security 		April 5, 2017	January 15, 	October 1,
	(name, coupon, 		Cusip: 931142CG	2017		2016
	maturity, 				Cusip: 38141GEU
	subordination,
	common stock, etc.)
(3)	Date of Purchase	3/29/07		1/3/07		9/14/06		N/A
(4)	Unit Price		$99.63		$99.93		$99.658		N/A
(5)	Current Yield		5.372%		5.642%		5.642%		N/A
(6)	Yield to Maturity	5.368%		5.665%		5.642%		N/A
(7)	Principal Amount of 	$996,260,000	$2,248,447,500	$1,494,870,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.45		$0.45		$0.45		N/A
(9)	Names of Underwriters 	Deutsche Bank	Citigroup	Goldman, Sachs	N/A
	(prospectus may be 	Securities	JP Morgan	& Co.
	attached)		JP Morgan,	Bank of America
				Lehman Brothers	Securities, LLC
				Credit Suisse,	Banc One Capital
				Citigroup,	Markets,
				Goldman, Sachs	BMO Nesbitt,
				& Co., UBS	Burns/Harris
				Investment 	Nesbitt,
				Bank, Banc of	BNP Paribas,
				America		RBC Capital
				Securities,	Markets,
				Siebert 	Scotia Capital,
				Capital 	Wachovia Securities
				Markets,
				Standard Chartered
				Bank, Wachovia
				Securities,
				CastleOak Securities,
				LP, Dresdner
				Kleinwort, HSBC,
				Mizhuo Securities
				USA, INC.,
				Santander
				Investment,
				TD Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$1,808,212	$1,164,196	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.33%		0.11%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	3.32%		2.82%		N/A		N/A
(14)	Sum of (12) and (13)	3.65%		2.93%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	7.50%		1.36%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Lehman		Goldman, Sachs	Goldman, Sachs	N/A
				Brothers Inc.	& Co.		& Co.				(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Co-Manager	Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 03/31/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: April 30, 2007			Signed:	/s/ MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND -  Short Duration Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Time Warner	CSX Corporation	Valero Energy	Hospira,
				Cable Inc.			Corporation	Inc.
(2)	Description of 		TWC 5.40% 	CSX 6.150%	VL 6.125%	HSP 6.05%
	Security 		Notes July 2,	Notes May 1,	Notes June 15,	Notes
	(name, coupon, 		2012		2037		2017		March 30.
	maturity, 								2017
	subordination,
	common stock, etc.)
(3)	Date of Purchase	April 4, 2007	April 20, 2007	June 5, 2007	March 20,
										2007
(4)	Unit Price		99.815%		99.903%		99.909%		99.842%
(5)	Current Yield		5.390%		6.156%		6.131%		6.060%
(6)	Yield to Maturity	5.443%		6.157%		6.137%		6.071%
(7)	Principal Amount of 	$1,500,000,000	$700,000,000	$750,000,000   $550,000,000
	Total Offering
(8)	Underwriting Spread	0.350%		0.875%		0.650%		0.650%
(9)	Names of Underwriters 	ABN AMRO	Citi,		Barclays 	Morgan
	(prospectus may be 	Incorporated,	JPMorgan,	Capital		Stanley,
	attached)		Citigroup,	Morgan Stanley	Investment	ABN Amro
				Deutsche Bank			Bank, Citi,    Incorporated
				Securities,			JPMorgan,	Citigroup
				Wachovia			Morgan Stanley,
				Securities			UBS
(10)	Years of Continuous
	Operation		At least 3 	N/A		N/A		N/A
(11)	Dollar Amount of 	years
	Purchase		$99,815		N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.007%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	4.993%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	5.000%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.150%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Wachovia	N/A		N/A		N/A
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Yes		N/A		N/A		N/A


PACIFIC SELECT FUND - Short Duration Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07


Have the following conditions been satisfied:

(a)  The securities were part of an issue registered under
the Securities Act of 1933, as amended, which is being
offered to the public, or were U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934,
or were municipal securities as defined in Section 3(a)(29)
of the Securities Exchange Act of 1934 or were securities sold in an eligible Foreign Offering or were securities sold in an Eligible
Rule 144A Offering.							Yes _X_	No ___


(b)  The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of the securities in that offering or in any concurrent offering of securities (except, in the case of an
Eligible Foreign offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the rights offering terminated.   		Yes _X_  No ___


(c)  The underwriting was a firm commitment underwriting? 		Yes _X_	No ___


(d)  With respect to any issue of municipal securities
to be purchased, did the securities receive an
investment grade rating from at least one unaffiliated
nationally recognized statistical rating organization,
or, if the issuer of the municipal securities to be
purchased, or the entity supplying the revenues from
which the issue is to be paid, shall have been in
continuous operation for less than three years (including
the operation of any predecessors), did the securities
receive one of the three highest ratings from one such
rating organization?    						Yes _X_	No ___


					Signed: /s/ James Clark
					Name:   James Clark
					Title:  Portfolio Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Time Warner 	ABX Financing	ITC Holdings	N/A
				Cable Inc.	Company		Corp.
(2)	Description of 		TWC 6.55%	ABXFC 6.35%	ITC 6.375%	N/A
	Security 		May 1, 2037	October 15, 	September 30,
	(name, coupon, 		144A		2036 144A	2036 144A
	maturity, 		Cusip: 88732JAE
	subordination,
	common stock, etc.)
(3)	Date of Purchase	4/4/07		10/04/06	10/04/06	N/A
(4)	Unit Price		$99.356		$99.31		$99.91		N/A
(5)	Current Yield		6.768%		6.482%		6.394%		N/A
(6)	Yield to Maturity	6.802%		6.506%		6.399%		N/A
(7)	Principal Amount of 	$1,490,340,000	$595,860,000	$254,770,500	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	ABN Amro,	UBS Investment	Credit Suisse,	N/A
	(prospectus may be 	Citigroup 	Bank,		Lehman Brother
	attached)		Global Markets	Morgan Stanley
				Inc., Deutsche
				Bank Securities
				Inc., Wachovia
				Securities Inc.
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$1,256,853	$1,186,755	$539,514	N/A
(12)	% of Offering
	Purchased by Fund	0.15%		0.14%		0.06%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	3.63%		1.82%		0.94%		N/A
(14)	Sum of (12) and (13)	3.78%		1.96%		1.00%		N/A
(15)	% of Fund Assets
	Applied to Purchase	1.38%		10.14%		8.03%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Deutsche	SBC Warburg	First Boston	N/A
				Bank Securities	Inc. New York	Brokerage

(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Co-Manager	Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: June 12, 2007			Signed:	/s/ MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Nationwide	Wells Fargo	American 	N/A
				Financial	Capital X	Express Company
				Services, Inc.
(2)	Description of 		NFS 6.75%	WFC 5.95%	AXP 6.80%
	Security 		May 15, 2037	December 15,	September 1,
	(name, coupon, 		Cusip: 638612AJ	2036		2066
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	5/14/07		11/27/06	7/27/06		N/A
(4)	Unit Price		$99.848		$99.457		$99.706		N/A
(5)	Current Yield		7.636%		6.034%		6.875%		N/A
(6)	Yield to Maturity	7.753%		6.034%		6.994%		N/A
(7)	Principal Amount of 	$399,392,000	$745,927,500	$747,795,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.00		$1.00		$1.00		N/A
(9)	Names of Underwriters 	Citigroup 	JPMorgan,	Citigroup,	N/A
	(prospectus may be 	Global Markets	Goldman, Sachs	Goldman Sachs &
	attached)		Inc.				Co., JPMorgan,
				JPMorgan			Credit Suisse,
				Securities,			Bank, Wachovia
				Lehman Brothers			Securities
				Merrill Lynch &
				Co., UBS Securities
				LLC, Wachovia
				Capital Markets
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$1,397,872	$949,814	$15,768,504	N/A
(12)	% of Offering
	Purchased by Fund	1.50%		0.10%		0.13%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.09%		2.24%		2.52%		N/A
(14)	Sum of (12) and (13)	1.59%		2.34%		2.65%		N/A
(15)	% of Fund Assets
	Applied to Purchase	3.09%		4.76%		2.11%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Morgan Stanley	Goldman Sachs	Citigroup	N/A
				& Co.		& Co.		Global Markets			(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: June 15, 2007			Signed:	/s/ MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager






PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Goldman Sachs	Sun Trust	BNSF Funding	N/A
				Capital II	Preferred	Trust I
						Capital I
(2)	Description of 		GS 5.793%	STI 5.853%	BNI Floating 	N/A
	Security 		December 29,	December 15,	Rate Note
	(name, coupon, 		2049		2011		December, 15
	maturity, 		Cusip: 381427AA			2055
	subordination,
	common stock, etc.)
(3)	Date of Purchase	5/8/07		10/18/06	12/12/05	N/A
(4)	Unit Price		$100		$100		$100		N/A
(5)	Current Yield		6.5842%		5.589%		7.0963%		N/A
(6)	Yield to Maturity	6.6925%		5.589%		7.0963%		N/A
(7)	Principal Amount of 	$1,750,000,000	$500,000,000	$500,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.50		$1.50		$1.50		N/A
(9)	Names of Underwriters 	BNP Paribas	Goldman, Sachs	Goldman, Sachs	N/A
	(prospectus may be 	Securities	& Co., 		& Co., Merrill
	attached)		BNY Capital	SunTrust	Lynch & Co.
				Markets,	Robinson
				CastleOak	Humphrey
				Securities LP,
				Citigroup Global
				Markets Inc.,
				Daiwa Securities,
				Guzman & Co.,
				HSBC Securities,
				HVB Capital Markets,
				JPMorgan Securities,
				Samuel A. Ramirez
				& Co., Santander
				Investment Securities,
				Suntrust Capital
				Markets, Utendahl
				Capital Partners LO,
				Wachovia Capital
				Markets, Wells
				Fargo Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$3,875,000	$375,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.26%		0.04%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	16.70%		0.72%		N/A		N/A
(14)	Sum of (12) and (13)	16.96		0.76%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	2.42%		1.75%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Goldman, Sachs	Goldman, Sachs	Goldman, Sachs	N/A
				& Co.		& Co.		& Co.				(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Co-Manager	Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: June 15, 2005			Signed:	/s/ MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          American 	General		Daimler 	N/A
				Express		Electric	Chrysler Auto
				Credit Account	Capital		Trust 2006-c A2
				Master Trust 	Corporation
				2007-4
(2)	Description of 		AMXCA 2007-4	GEF 5.41%	DCAT 2006-C A2	N/A
	Security 		Class A 5.31%	October 26,	5.25% May 8,
	(name, coupon, 		December 17, 	2009		2009
	maturity, 		2012,
	subordination, 	        Cusip: 02582JER
	common stock, etc.)
(3)	Date of Purchase	5/10/07		10/23/06	9/26/06		N/A
(4)	Unit Price		$100		$100		$100		N/A
(5)	Current Yield		5.6443%		5.36%		5.4240%		N/A
(6)	Yield to Maturity	5.6443%		5.36%		5.4240%		N/A
(7)	Principal Amount of 	$704,000,000	$1,250,000,000	$560,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.18		$0.15		$0.16		N/A
(9)	Names of Underwriters 	Citigroup	J.P. Morgan	Banc of America	N/A
	(prospectus may be 	Global Markets	Securities 	Securities LLC,
	attached)		Inc., BNY 	Inc., Lehman	Barclays Capital,
				Capital Markets	Brothers	JPMorgan, ABN
								AMRO Incorporated,
								Credit Suisse,
								RBS Greenwich
								Capital, Societe
								Generale
								Corporate & Investment
								Banking
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A		N/A
(11)	Dollar Amount of
	Purchase		$11,000,000	$1,500,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	1.24%				N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.37%		0.65%		N/A		N/A
(14)	Sum of (12) and (13)	2.61%		0.83%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	8.21%		1.20%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Citigroup	Lehman Brothers	BA Securities	N/A
				Global				Inc.			(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Manager		Co-Manager	N/A



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: June 15, 2007			Signed:	/s/ MADALINA DUTA
					Name:	Madalina Duta
					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Valero Energy	Canadian	ABX Financing	N/A
				Corporation	Resources	Company
(2)	Description of 		VLO 6.625%	CNQCN 6.25%	ABXFC 6.35%	N/A
	Security 		June 15, 2037	March 15, 2038	October 15,
	(name, coupon, 		Cusip: 91913YAL	Cusip: 136285AL	2036 144A
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	6/5/07		3/12/07		10/04/06	N/A
(4)	Unit Price		$99.713		$99.323		$99.31		N/A
(5)	Current Yield		6.662%		6.031%		6.482%		N/A
(6)	Yield to Maturity	6.667%		5.9779%		6.506%		N/A
(7)	Principal Amount of 	$1,500,000,000	$1,092,553,000	$595,860,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.88		$0.88		$0.88		N/A
(9)	Names of Underwriters 	Citigroup	Citigroup	UBS Investment	N/A
	(prospectus may be 	Global Markets	JP Morgan	Bank, Morgan
	attached)		Inc.,		Bank of 	Stanley
				JP Morgan,	America
				Morgan Stanley,	Securities,
				UBS Securities	LLC, Banc One
				LLC, Bank of 	Capital Markets,
				America, BNP	BMO Nesbitt,
				Paribas, 	Burns/Harris Nesbitt,
				Calyon 		BNP Paribas,
				Securities	RBC Capital
				USA, Daiwa	Markets,
				Securities	Scotia Capital,
				America, Lazard	Wachovia Securities
				LLC, Lehman
				Brothers,
				Mizuho Securities
				USA, RBC Capital
				Markets, Royal
				Bank of Scotland,
				Scotia Capital
				Inc., Suntrust
				Capital Markets,
				Wachovia Securities
				Inc, WF Foundation

(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$2,647,380	$764,787	$1,186,755	N/A
(12)	% of Offering
	Purchased by Fund	0.16%		0.14%		0.14%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	2.02%		1.21%		1.82%		N/A
(14)	Sum of (12) and (13)	2.18%		1.35%		1.96%		N/A
(15)	% of Fund Assets
	Applied to Purchase	1.49%		2.27%		10.14%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Citigroup	Citigroup	SBC Warburg	N/A
				Global		Global		Inc. New
				Markets		Markets		York			(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Co-Manager	Co-Manager	N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 19, 2007			Signed:	/s/ MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager





PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          BB&T Capital	XL Capital LTD	Wells Fargo	N/A
				Trust IV			Capital X
(2)	Description of 		BBT 6.82%	XL 6.50%	WFC 5.95%
	Security 		June 12, 2057	December 31,	December 15,
	(name, coupon, 		Cusip: 073294AA	2049		2036
	maturity, 				Cusip:98372PAJ
	subordination,
	common stock, etc.)
(3)	Date of Purchase	6/5/07		3/12/07		11/27/06	N/A
(4)	Unit Price		$100.00		$99.596		$99.457		N/A
(5)	Current Yield		7.0923%		6.617%		6.034%		N/A
(6)	Yield to Maturity	7.2180%		7.280%		6.034%		N/A
(7)	Principal Amount of 	$600,000,000	$995,960,000	$745,927,500	N/A
	Total Offering
(8)	Underwriting Spread	$1.00		$1.00		$1.00		N/A
(9)	Names of Underwriters 	BB&% Capital	Citigroup	JPMorgan	N/A
	(prospectus may be 	Markets		JPMorgan	Goldman, Sachs
	attached)		Credit Suisse	Merrill Lynch	& Co.
				Securities USA	& Co., ABN
				LLC, JPMorgan	AMRO, Barclays
				Securities	Capital, Deutsche
						Bank Securities
				                Inc., Goldman,
						Sachs & Co., RBS
						Greenwich Capital,
						Wachovia Securities
						Inc., Bank of
						New York, Calyon
						New York, HSBC
						Securities, ING
						Belgium SA/NV,
						Keybank NA,
						Lazard Capital
						Markets, LLC,
						Lloyds Bank,
						PLC/United States
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$1,720,000	$2,594,476	$949,814	N/A
(12)	% of Offering
	Purchased by Fund	0.11%		0.48%		0.10%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.32%		4.13%		2.24%		N/A
(14)	Sum of (12) and (13)	1.43%		4.61%		4.76%		N/A
(15)	% of Fund Assets
	Applied to Purchase	2.49%		7.00%		4.76%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	BB&T Capital	Gitigroup	Goldman, Sachs	N/A
				Markets		Global		& Co.										Markets
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Manager		Manager		N/A



PACIFIC SELECT FUND- Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 19, 2007				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta										Title:  Regulatory Reporting Manager





PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Discover	Goldman Sachs	Wal-Mart Stores	N/A
				Financial	Group Inc.	Inc.
(2)	Description of 		DFS 5.89%	GS 5.625%	WMT 5.375%
	Security 		June 11, 2010	January 15, 	April 5, 2017
	(name, coupon, 		Cusip:254709AA	2017		Cusip:931142CG
	maturity, 				Cusip:38141GEU
	subordination,
	common stock, etc.)
(3)	Date of Purchase	6/5/07		1/3/07		3/29/07		N/A
(4)	Unit Price		$100		$99.931		$99.626		N/A
(5)	Current Yield		N/A		5.642%		5.372%	N/A
(6)	Yield to Maturity	N/A		5.665%		5.3679%		N/A
(7)	Principal Amount of 	$400,000,000	$2,248,447,500	$996,260,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.45		$0.45		$0.45		N/A
(9)	Names of Underwriters 	Banc of America	Citigroup	Deutsche Bank	N/A
	(prospectus may be 	Securities,	JPMorgan,	Securities,
	attached)		Bank of 	Bank of 	JPMorgan,
				Montreal,	America		Lehman Brothers,
				Barclays 	Securities, 	Credit Suisse,
				Capital 	LLC, Banc One	Citigroup,
				Markets, BNP	Capital 	Goldman, Sachs
				Paribas, 	Markets, BMO	& Co., UBS
				Citigroup	Nesbitt,	Investment Bank,
				Global Markets	Burns/Harris	Banc of America
				Inc, Deutsche	Nesbitt, BNP	Securities, LLC,
				Global		Paribas, RBC	Guzman & Company,
				Markets Inc.,	Capital 	Mitsubishi UFJ
				JPMorgan,	Markets,	Securities,
				RBC Dominion	Scotia Capital,	Siebert Capital
				Securities	Wachovia	Markets,
				RBS Greenwich	Securities	Standard Chartered
				Capital,			Bank, Wachovia
				Wachovia 			Securities,
				Securities Inc.			CastleOak Securities,
								LP, Dresdner Kleinwort,
								HSBC, Mizhuo
								Securities USA, INC.,
								Santander Investment
								TD Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years +	N/A
(11)	Dollar Amount of
	Purchase		$6,525,000	$1,164,196	$1,808,212	N/A
(12)	% of Offering
	Purchased by Fund	0.40%		0.11%		0.33%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	5.21%		2.82%		3.32%		N/A
(14)	Sum of (12) and (13)	5.61%		2.93%		3.65%		N/A
(15)	% of Fund Assets
	Applied to Purchase	8.11%		1.36%		7.50%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Morgan Stanley 	Goldman, Sachs	Lehman Brothers	N/A
				& Co.		& Co.		Inc.			(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Co-Manager	Manager		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 19, 2007			Signed:	/s/ MADALINA DUTA
					Name:	Madalina Duta										Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Capital One	General 	Daimler 	N/A
				Prime Auto	Electric 	Chrysler Auto
				Receivables	Capital 	Trust 2006-C A2
				Trust 2007-1	Corporation
(2)	Description of 		COPAR 2007-1	GEF 5.41%	DCAT 2006-C A2	N/A
	Security 		5.43% February	October 26,	5.25% May 8,
	(name, coupon, 		15, 2010	2009		2009
	maturity, 		Cusip:14042GAB
	subordination,
	common stock, etc.)
(3)	Date of Purchase	6/14/07		10/23/06	9/26/06		N/A
(4)	Unit Price		$99.99		$100		$100		N/A
(5)	Current Yield		5.349%		5.36%		5.4240%		N/A
(6)	Yield to Maturity	5.368%		5.36%		5.4240%		N/A
(7)	Principal Amount of 	$324,996,750	$1,250,000,000	$560,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.13		$0.15		$0.16		N/A
(9)	Names of Underwriters 	Deutsche Bank	J.P. Morgan	Banc of America	N/A
	(prospectus may be 	Securities	Securities.,	Securities LLC,
	attached)				Inc., Lehman	Barclays Capital,
						Brothers	JPMorgan, ABN
								AMRO Incorporated,
								Credit Suisse,
								RBS Greenwich
								Capital,
								Societe Generale,
								Corporate &
								Investment Banking
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$4,999,950	$1,500,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.24%		0.18%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.63%		0.65%		N/A		N/A
(14)	Sum of (12) and (13)	1.87%		0.83%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	9.08%		1.20%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Deutsche Bank	Lehman Brothers	BA Securities	N/A
				Securities			Inc.				(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Manager		Manager		Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 19, 2007				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          United Health	Residential	Capital One	N/A
				Group Inc.	Capital, LLC	Financial
								Corporation
(2)	Description of 		UNH 5.54%	RESCAP FRN	COF 5.70%	N/A
	Security 		June 21, 2010	June 9, 2008	September 15,
	(name, coupon, 		144A				2011
	maturity, 		Cusip:91324PAS
	subordination,
	common stock, etc.)
(3)	Date of Purchase	6/18/07		12/04/06	9/5/06		N/A
(4)	Unit Price		$100		$100		$99.952		N/A
(5)	Current Yield		N/A		5.85%		5.561%		N/A
(6)	Yield to Maturity	N/A		5.85%		5.642%		N/A
(7)	Principal Amount of 	$500,000,000	$1,250,000,000	$1,099,472,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.35		$0.35		$0.35		N/A
(9)	Names of Underwriters 	Banc of		Bear, Stearns	Credit Suisse	N/A
	(prospectus may be 	America 	& Co., BNP	Securities USA
	attached)		Securities LLC,	Paribas,	LLC, Deutsche
				Citigroup 	Lehman Brothers	Bank Securities
				Global Markets	Inc.		Inc., JPMorgan
				Inc., Morgan
				Stanley, Barclays
				Capital, Bear,
				Stearns & Co.
				Inc., Deutsche
				Bank Securities,
				Goldman, Sachs
				& Co., JPMorgan
				Securities,
				Merrill Lynch &
				Co., UBS
				Securities LLC,
				Wachovia Capital
				Markets,
				BB&T Capital
				Markets, Credit
				Suisse Securities
				USA LLC, Fifth
				Third Securities
				Inc., Greenwich
				Capital Markets
				Inc., HSBC
				Securities, Keybanc
				Capital Markets,
				Lehman Brothers,
				Mitsubishi UFJ
				Securities Internat,
				Morgan Keegan & Co,
				Wells Fargo
				Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$5,525,000	$1,575,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.25%		0.16%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	4.42%		6.75%		N/A		N/A
(14)	Sum of (12) and (13)	1.87%		0.83%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	4.67%		6.91%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	BancAmerica	Lehman 		Deutsche Bank	N/A
				Securities	Government	Grenfell
						Securities
(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Co-Manager	Manager		N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 19, 2007				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          BNP Paribas	Wells Fargo	American 	N/A
						Capital X	Express
(2)	Description of 		BNP 7.195%	WFC 5.95%	AXP 6.80%	N/A
	Security 		June 29, 2049	December 15,	September 1,
	(name, coupon, 		144A		2036		2066
	maturity, 		Cusip:05565AAB
	subordination,
	common stock, etc.)
(3)	Date of Purchase	6/18/07		11/27/06	7/27/06		N/A
(4)	Unit Price		$100		$99.457		$99.706		N/A
(5)	Current Yield		7.2549%		6.034%		6.875%		N/A
(6)	Yield to Maturity	7.2865%		6.034%		6.994%		N/A
(7)	Principal Amount of 	$1,100,000,000	$745,927,500	$747,795,000	N/A
	Total Offering
(8)	Underwriting Spread	$1.00		$1.00		$1.00		N/A
(9)	Names of Underwriters 	BNP Paribas,	JPMorgan,	Citigroup,	N/A
	(prospectus may be 	Citigroup	Goldman, Sachs	Goldman, Sachs
	attached)		Capital 	& Co.		& Co.,
				Markets Inc.,			JPMorgan, Credit
				Banc of America			Suisse,
				Securities LLC,			Deutsche Bank,
				HSBC Securities,		Wachovia Securities
				JPMorgan
				Securities,
				Merrill Lynch &
				Co., Morgan Stanley,
				Wachovia
				Securitites Inc.
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$2,600,000	$949,814	$15,768,504	N/A
(12)	% of Offering
	Purchased by Fund	0.12%		0.10%		0.13%		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.79%		2.24%		2.52%		N/A
(14)	Sum of (12) and (13)	1.91%		2.34%		2.65%		N/A
(15)	% of Fund Assets
	Applied to Purchase	1.62%		4.76%		2.11%		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	BNP Paribas	Goldman, Sachs	Citigroup	N/A
				Securities	& Co.		Global Markets			(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 19, 2007				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 6/30/07

				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Telefonica	General 	Daimler		N/A
				Emisiones SAU	Electric 	Chrysler Auto
						Capital 	Trust 2006-C A2
						Corporation
(2)	Description of 		TELEFO 5.855%	GEF 5.41%	DCAT 2006-C A2	N/A
	Security 		February 4,	October 26,	5.25% May 8,
	(name, coupon, 		2013		2009		2009
	maturity, 		Cusip:87938WAF
	subordination,
	common stock, etc.)
(3)	Date of Purchase	6/19/07		10/23/06	9/26/06		N/A
(4)	Unit Price		$100		$100		$100		N/A
(5)	Current Yield		5.870%		5.36%		5.4240%		N/A
(6)	Yield to Maturity	5.907%		5.36%		5.642%		N/A
(7)	Principal Amount of 	$750,000,000	$1,250,000,000	$560,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.20		$0.15		$0.16		N/A
(9)	Names of Underwriters 	Deutsche Bank	J.P. Morgan	Banc of America	N/A
	(prospectus may be 	Securities	Securities.,	Securities LLC,
	attached)		Merrill Lynch	Inc., Lehman	Barclays Capital,
				& Co, Morgan	Brothers	JPMorgan, ABN
				Stanley & Co,			AMRO Incorporated,
				Barclays			Credit Suisse,
				Capital, BBVA			RBS Greenwich
				Capital Markets,		Capital,
				Credite Suisse			Societe Generale,
				Securities USA			Corporate &
				LLC, Goldman			Investment Banking
				Sachs & Co,
				La Caixa,
				Lehman Brothers,
				Santander
				Investment
				Securities
(10)	Years of Continuous
	Operation		3 years +	3 years +	3 years + 	N/A
(11)	Dollar Amount of
	Purchase		$7,625,000	$1,500,000	N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.35%		0.18%		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	4.31%		0.65%		N/A		N/A
(14)	Sum of (12) and (13)	4.66%		0.83%		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	7.74%		1.20%		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s)
	from whom Purchased	Morgan		Lehman Brothers	BA Securities	N/A
				Stanley & Co.			Inc.				(17)	Is Portfolio Manager
	a Manager or
	Co-Manager in
	Offering?		Co-Manager	Manager		Co-Manager	N/A

PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 06/30/07

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 19, 2007				Signed:	/s/ MADALINA DUTA
						Name:	Madalina Duta
						Title:  Regulatory Reporting Manager







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